SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the registrant ☐

Filed by a party other than the registrant ☒

Check the appropriate box:

☐ Preliminary proxy statement.

☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐ Definitive proxy statement.

☒ Definitive additional materials.

☐ Soliciting material under Rule 14a-12.

HARVARD ILLINOIS BANCORP, INC.

(Name of Registrant as Specified in its Charter)

STILWELL VALUE PARTNERS II, L.P.

STILWELL VALUE PARTNERS VII, L.P.

STILWELL PARTNERS, L.P.

STILWELL VALUE LLC

JOSEPH STILWELL

MARK S. SALADIN

DEMITRI SIBBING

MAIDA L. KORTE

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

The Stilwell Group

111 Broadway, 12th Floor

New York, NY 10006

(212) 269-1551

INFO@STILWELLGROUP.COM

April 7, 2014

Dear Fellow Shareholder,

Below is a picture taken at last year’s annual shareholder meeting of our Bank’s Chairman.  None of the other board members bothered to wake him up.

Photo taken at annual meeting on May 23, 2013 at 2:54 pm.

If you, like me, believe it’s time to bring a fresh influence to our Bank’s board of directors, please vote the GREEN proxy card for Mark Saladin.

Sincerely,

Joseph Stilwell

▼ DETACH PROXY CARD HERE ▼

PROXY

THIS PROXY IS SOLICITED BY THE STILWELL GROUP IN OPPOSITION TO

THE BOARD OF DIRECTORS OF HARVARD ILLINOIS BANCORP, INC.

FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

THIS SOLICITATION IS NOT BEING MADE BY THE BOARD OF DIRECTORS OF
HARVARD ILLINOIS BANCORP, INC.

The undersigned hereby appoints Ms. E.J. Borrack, Mr. Charles W. Garske, Ms. Megan Parisi, and Mr. Bruce Goldfarb, and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote all shares of common stock, par value $0.01 per share, of Harvard Illinois Bancorp, Inc. (“Harvard Illinois Bancorp” or the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Harvard Police Station, 201 West Front Street, 2nd Floor, Harvard, Illinois, on May 22, 2014 at 8:00 a.m., Illinois Time, or any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise specified, this proxy will be voted “FOR” the election of the Stilwell Group’s Nominee for election as a director as noted on the reverse, “AGAINST” the Company's non-binding proposal to approve its executive compensation, and “FOR” the ratification of the appointment of BKD, LLP as the Company’s independent registered public accountants for 2014. This proxy revokes all prior proxies given by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 22, 2014. The Stilwell Group's Proxy Statement and form of GREEN proxy card are available at www.OkapiVote.com/HarvardIllinois.

For registered shares, your proxy must be received by 11:59 P.M. Central Daylight Time on May 21, 2014.

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

▼ DETACH PROXY CARD HERE ▼

The Stilwell Group recommends that you vote “FOR” the election of the Stilwell Group’s Nominee, Mark S. Saladin, as a director, “AGAINST” the Company's non-binding proposal to approve its executive compensation, and “FOR” the ratification of the appointment of BKD, LLP as the Company’s independent registered public accountants for 2014.

1.	ELECTION OF DIRECTORS – To elect Mr. Mark S. Saladin

☐ FOR	☐ WITHHOLD

The Stilwell Group intends to use this proxy to vote for the person who has been nominated by the Company for election as a director, other than the Company nominee noted below. There is no assurance that the candidate nominated by the Company will serve as a director if the Stilwell Group’s Nominee is elected. You should refer to the Company’s proxy statement and form of proxy distributed by the Company for the names, background, qualifications and other information concerning the Company’s nominees. The Stilwell Group is NOT seeking authority to vote for and will NOT exercise any authority to vote for Brian S. Rebhorn.

Note: If you do not wish for your shares to be voted “FOR” the person who has been nominated by the Company for election as a director, other than Brian S. Rebhorn, write the name of the Company nominee in the following space:

2.	ADVISORY VOTE TO APPROVE EXECUTVE COMPENSATION.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR HARVARD ILLINOIS BANCORP, INC. FOR THE YEAR ENDING DECEMBER 31, 2014.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In his or her discretion, each Proxy is authorized to vote upon such other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof, as provided in the Proxy Statement provided herewith.

Please sign exactly as your name(s) appear on the proxy card(s) previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the president or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.

Dated:	Signature
Title:

Dated:	Signature (if held jointly)
Title:

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Central Daylight Time, on May 21, 2014.

Vote by Internet
-Log on to the Internet and go to www.okapivote.com/hari
-Follow the steps outlined on the secured website.

Vote by telephone
-Call toll free 1-866-520-7905 within the USA, US
territories & Canada any time on a touch tone telephone.
There is NO CHARGE to you for the call.

THE STILWELL GROUP

ADDITIONAL INFORMATION

REGARDING HARVARD ILLINOIS BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

The Stilwell Group is seeking proxies to vote at the Annual Meeting of Stockholders of Harvard Illinois Bancorp, Inc. (the "Company"), in connection with our bid to elect Mark S. Saladin to the Company's Board of Directors at the 2014 Annual Meeting of Stockholders scheduled to be held on May 22, 2014, at 8:00 a.m., Illinois Time, at the Harvard Police Station, 201 West Front Street, 2nd Floor, Harvard, Illinois.

When we mailed our definitive proxy materials last week, the Company had not yet disclosed the mailing date for its proxy materials. As a result, until now, we could not advise you of the deadline for submission of a stockholder proposal for inclusion in the Company's proxy materials for next year’s annual meeting of stockholders, as required by SEC rule. According to the Company's proxy materials dated April 4, 2014, a stockholder proposal must be received by the Secretary of the Company at the Company's executive office, 58 North Ayer Street, Harvard, Illinois 60033, no later than December 5, 2014, to be included in the Company's proxy materials for the 2015 annual meeting.

If you have any questions or need assistance in voting your shares at the Annual Meeting, please call the Stilwell Group:

The Stilwell Group

Attn: Ms. Megan Parisi

111 Broadway, 12th Floor

New York, NY 10006

212-269-1551

info@stilwellgroup.com

Also, please feel free to call our proxy solicitor:

Okapi Partners LLC

Attn: Charles W. Garske

437 Madison Avenue, 28th Floor

New York, NY 10022

Call Toll-Free: 855-305-0855

To Participants in the Harvard Illinois Bancorp, Inc. ESOP and 401(k) Plans:

Please note that under erisa rules and regulations all votes received by us are confidential and will not be disclosed to the company or any other party.

ellen philip associates, inc.

Tabulator

ESOP VOTE AUTHORIZATION FORM
THE STILWELL GROUP

YOUR VOTE IS IMPORTANT!
ESOP VOTE AUTHORIZATION FORM INSTRUCTIONS

ESOP Participants have three ways to vote:
1. By Telephone (using a Touch-Tone Phone); or
2. By Internet; or
3. By Mail.

To Vote by Telephone:

Call 1-866-246-8472 Toll-Free on a Touch-Tone Phone by 5:00 p.m. Illinois Time on Friday, May 16, 2014.

To Vote by Internet:

Go to https://www.directvote.com/hari-t by 5:00 p.m. Illinois Time on Friday, May 16, 2014.

Please note that the last vote received, whether by telephone, by Internet or by mail, will be the vote counted.

Mark here for address change. ☐

____
____
____

Comments:

____
____
____

IMPORTANT ANNUAL MEETING INFORMATION

UNLESS YOU HAVE VOTED BY TELEPHONE OR ON THE INTERNET, PLEASE SIGN, DATE AND MAIL THIS INSTRUCTION FORM PROMPTLY IN THE ENVELOPE PROVIDED.

X **PLEASE MARK VOTES AS IN THIS EXAMPLE**

	For	With-hold	For All Except
1. Election of Directors: To elect (01) Mr. Mark S. Saladin for a three year term	☐	☐	☐

____

Please be sure to date and sign this Vote Authorization Form in the box below.

Date

Sign above

Please sign exactly as name appears hereon. When signing as attorney, executor, adninistrator, trustee or guardian, please give full title as such.

THE STILWELL GROUP — ANNUAL MEETING, MAY 22, 2014

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1. Call **toll free 1-866-246-8472** on a Touch-Tone Phone. There is **NO CHARGE** to you for this call.

or

2. Via the Internet at **https://www.directvote.com/hari-t** and follow the instructions.

or

3. Mark, sign and date your vote authorization form and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

Harvard Savings Bank Employee Stock Ownership Plan

THE STILWELL GROUP
HARVARD ILLINOIS BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS
MAY 22, 2014
8:00 a.m. Illinois Time

The undersigned participant in the Harvard Savings Bank Employee Stock Ownership Plan hereby instructs the Pentegra Trust Company as Plan trustee to vote all shares of common stock of Harvard Illinois Bancorp, Inc. (the "Company") that have been allocated to the account of the undersigned at the Annual Meeting of Stockholders to be held at 8:00 AM Illinois time on May 22, 2014, and any adjournment or postponement thereof, on the following matters as indicated on the other side and such other business as may properly come before the Annual Meeting.

The shares allocated to the account of the undersigned will be voted in the manner directed herein. Your voting instructions will be kept confidential. **If this instruction is executed and returned, and no direction is made, the shares will be voted in the same proportion as shares for which timely voting instructions are received.**

THIS FORM MUST BE PROPERLY COMPLETED, SIGNED, DATED AND RECEIVED BY THE TRUSTEE NO LATER THAN 5:00 P.M. ILLINOIS TIME ON FRIDAY, MAY 16, 2014. IF YOUR VOTING INSTRUCTIONS ARE NOT TIMELY RECEIVED, YOUR SHARES WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH TIMELY INSTRUCTIONS ARE RECEIVED.

UNLESS YOU HAVE VOTED BY TELEPHONE OR ON THE INTERNET, PLEASE SIGN, DATE AND MAIL THIS INSTRUCTION FORM PROMPTLY IN THE ENVELOPE PROVIDED.

401(k) PLAN VOTE AUTHORIZATION FORM
THE STILWELL GROUP

YOUR VOTE IS IMPORTANT!

401(K) VOTE AUTHORIZATION FORM INSTRUCTIONS

401(k) Plan Participants have three ways to vote:

1. By Telephone (using a Touch-Tone Phone); or
2. By Internet; or
3. By Mail.

To Vote by Telephone:

Call 1-866-388-1532 Toll-Free on a Touch-Tone Phone by 5:00 p.m. Illinois Time on Friday, May 16, 2014.

To Vote by Internet:

Go to https://www.directvote.com/hari-s by 5:00 p.m. Illinois Time on Friday, May 16, 2014.

Please note that the last vote received, whether by telephone, by Internet or by mail, will be the vote counted.

Mark here for address change. ☐

____

____

____

Comments:

____

____

____

IMPORTANT ANNUAL MEETING INFORMATION

UNLESS YOU HAVE VOTED BY TELEPHONE OR ON THE INTERNET, PLEASE SIGN, DATE AND MAIL THIS INSTRUCTION FORM PROMPTLY IN THE ENVELOPE PROVIDED.

☒ **PLEASE MARK VOTES AS IN THIS EXAMPLE**

	For	With-hold	For All Except
1. Election of Directors: To elect (01) Mr. Mark S. Saladin for a three year term	☐	☐	☐

____

Please be sure to date and sign this Vote Authorization Form in the box below.

Date ______________

Sign above ______________________________

Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

THE STILWELL GROUP — ANNUAL MEETING, MAY 22, 2014

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1. Call **toll free 1-866-388-1532** on a Touch-Tone Phone. There is **NO CHARGE** to you for this call.

or

2. Via the Internet at **https://www.directvote.com/hari-s** and follow the instructions.

or

3. Mark, sign and date your vote authorization form and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

Harvard Savings Bank 401(k) Profit Sharing Plan

THE STILWELL GROUP
HARVARD ILLINOIS BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS
MAY 22, 2014
8:00 a.m. Illinois Time

The undersigned participant in the Harvard Savings Bank 401(k) Profit Sharing Plan hereby instructs the Pentegra Trust Company as Plan trustee to vote all shares of common stock of Harvard Illinois Bancorp, Inc. (the "Company") that have been allocated to the account of the undersigned at the Annual Meeting of Stockholders to be held at 8:00 AM Illinois time on May 22, 2014, and any adjournment or postponement thereof, on the following matters as indicated on the other side and such other business as may properly come before the Annual Meeting.

The shares allocated to the account of the undersigned will be voted in the manner directed herein. Your voting instructions will be kept confidential. **If this instruction is executed and returned, and no direction is made, the shares will be voted in the same proportion as shares for which timely voting instructions are received.**

THIS FORM MUST BE PROPERLY COMPLETED, SIGNED, DATED AND RECEIVED BY THE TRUSTEE NO LATER THAN 5:00 P.M. ILLINOIS TIME ON FRIDAY, MAY 16, 2014. IF YOUR VOTING INSTRUCTIONS ARE NOT TIMELY RECEIVED, YOUR SHARES WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH TIMELY INSTRUCTIONS ARE RECEIVED.

UNLESS YOU HAVE VOTED BY TELEPHONE OR ON THE INTERNET, PLEASE SIGN, DATE AND MAIL THIS INSTRUCTION FORM PROMPTLY IN THE ENVELOPE PROVIDED.